                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 12, 2003
                                                        -----------------

                                OHIO LEGACY CORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  OHIO                      000-31673            34-1903890
      ----------------------------         -----------       -------------------
      (State or other jurisdiction         (Commission         (IRS Employer
           of incorporation)               File Number)      Identification No.)


 305 WEST LIBERTY STREET, WOOSTER, OHIO                             44691
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (330) 263-1955
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 12, 2003, Ohio Legacy Corp (the "Company") issued a press release regarding its fourth quarter and full-year 2002 earnings. The Company hereby incorporates by reference the information set forth in its Press Release dated February 12, 2003, entitled "Ohio Legacy Corp Announces Earnings of $.07 Per Share Versus Loss of ($.22) Per Share," a copy of which is attached hereto as
Exhibit 99.1.

Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.

                 Not applicable.

        (b) Pro Forma Financial Information.

                 Not applicable.

        (c) Exhibits.

                 Exhibit Number       Description
                 --------------       -----------
                 99.1                 Press Release dated February 12, 2003,
                                      entitled "Ohio Legacy Corp Announces
                                      Earnings of $.07 Per Share Versus Loss of
                                      ($.22) Per Share"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OHIO LEGACY CORP
------------------------------------
(Registrant)


By: /s/ L. DWIGHT DOUCE
    --------------------------------
    L. Dwight Douce
    President, Chief Executive Officer and Director


Date: FEBRUARY 14, 2003
      -----------------